EXHIBIT 10.04

                           $2,200,000 PROMISSORY NOTE

U.S. $2,200,000.00                                                 July 18, 1997
Phoenix, Arizona

     FOR VALUE RECEIVED, on or before the Maturity Date (defined below) the undersigned "Maker" hereby promises to pay to the order of INTERCELL CORPORATION its successors or assigns ("Holder"), the principal amount of $2,200,000.00 United States' Dollars together with interest on the principal balance outstanding, from (and including) the loan date, at a per annum rate equal to the Stated Interest Rate (defined below), in accordance with these terms and conditions:

     1. STATED INTEREST RATE. Interest shall accrue on the principal balance outstanding hereunder from time to time at the rate of 10% per annum (the "Stated Interest Rate").

     2. PAYMENTS. The principal balance outstanding, together with all accrued and unpaid interest and other amounts payable hereunder, if not sooner paid, shall be due and payable in accordance with the attached amortization schedule but in no event later than May 1, 2007 (the "Maturity Date").

     In addition to Default Interest, if any, Maker agrees to pay the Holder a late charge equal to five percent (5%) of any payment of interest, principal or Other Sums (defined below), which is not received by the Holder within five (5) days after the same is due ("Late Charge"). Maker acknowledges that the Holder will incur extra expenses for the handling of delinquent payment and servicing the indebtedness evidenced hereby and that the exact amount of these extra expenses is extremely difficult and impractical to ascertain, but that the Late Charge would be a fair approximation of these expenses so incurred by the Holder.

     All such payments shall first be applied to the payment of Late Charges, if any; second, to Default Interest; third, to any costs provided in the Security Agreement (as defined below); fourth, to accrued and unpaid interest at the Stated Interest Rate; and, finally, to the outstanding principal balance. All payments hereunder shall be made at Suite 3290, 370 17th Street, Denver, CO 80202, or at such other address or addresses as Holder specifies to Maker in writing.

     3. PREPAYMENTS. Payments of principal may be made at any time, or from time to time, in whole or in part, without premium, penalty or other charge.

     4. CONTRACTED FOR RATE OF INTEREST. The agreed rate of interest of this indebtedness, without limitation, consists of:

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          (a) The Stated Interest Rate  calculated  daily on the basis of actual days elapsed over a 365-day year, applied to the outstanding principal balance; and

          (b) The "Other Sums" as defined below.

     5. EVENTS OF DEFAULT; ACCELERATION. The occurrence of any one of these events constitutes an "Event of Default":

          (a) Maker's failure to make payments of principal, interest or other amounts within ten days after it is due and payable; or

          (b) Maker's failure to perform or comply with any provision of this Note or of the Security Agreement or of any other agreements made by Maker for the benefit of Holder; or

          (c) The adjudication of Maker as a bankrupt or insolvent, or entry of any order appointing a receiver, or trustee for Maker or for all or any of its property, or approving a petition seeking reorganization or other similar relief under the bankruptcy or other similar laws in the United States of America or any other competent jurisdiction, and if the order is not set aside or withdrawn within forty-five days after entry, or the filing by Maker of a petition seeking or consenting to any of the foregoing or the filing of a petition to take advantage of any debtor's act or making a general assignment for the benefit of creditors, or admitting in writing its inability to pay their debts as they mature.

     Upon the occurrence of any such Event of Default the entire unpaid principal balance, together with all accrued interest and "Other Sums" shall, upon 10 days' written notice to Maker, become immediately due and payable; and the balance of principal together with all accrued interest and "Other Sums" shall bear interest from the time of such Event of Default until paid at the rate of Fifteen percent (15%) per annum (the "Default Rate") from the date of default ("Default Interest").

     6. COLLATERAL. Maker's obligations under this Note are additionally secured by the property described in a Stock Pledge and Security Agreement dated as of the date hereof (the "Security Agreement") executed and delivered by Maker contemporaneously with the execution and delivery of this Note. Maker agrees to perform and comply with all covenants and conditions contained in the Security Agreement.

     7. ARIZONA SAVINGS CLAUSE.

          (a) The "Contracted for Rate of Interest" as that term is defined under the laws of the State of Arizona, under this Promissory Note, included all fees, charges, goods, things in action or other sums or things of value (collectively, the "Other Sums") and all interest collected pursuant to the Stated Interest Rate. The phrase "Other Sums"

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     also  includes  filing  fees,  insurance  premiums  and  all  other fees or charges collected or incurred pursuant to the Security Agreement.

          (b) Maker agrees that this lending transaction complies with the usury laws of the State of Arizona. If any interest or other charge in connection with this lending transaction, however, is determined to exceed the maximum amount permitted by law, then Maker agrees that (i) the amount of interest or other charge incurred in this lending transaction shall be reduced to the maximum amount permitted by law; and (ii) any amount in excess of the legal amount which has been collected from Maker and which exceeded the maximum amount permitted by law, shall be credited against the outstanding principal balance. If the principal balance has been paid in full, then the excess amount paid will be refunded to Maker within 15 days after receipt of written demand.

     8. WAIVERS. Except as set forth in this Note or in the Security Agreement, to the extent permitted by applicable law, Maker waives and agrees not to assert as a defense its rights to demand, diligence, grace, presentment for payment, protest, nonperformance, extension, dishonor, maturity, protest and default. Holder may extend the time for payment of, or renew this Note, release collateral as security for the Note or release any party from liability. Any extension, renewal, release or other indulgence shall neither alter nor diminish the liability of Maker except to the extent expressly set forth in a writing evidencing or the extension, renewal, release or other indulgence.

     HOLDER, BY ACCEPTING THIS NOTE, AND MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR SECURITY AGREEMENT. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM HOLDER WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION,
PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY MAKER AGAINST HOLDER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR SECURITY AGREEMENT. THE WAIVER BY MAKER OF ANY RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR SECURITY AGREEMENT HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

     9. ATTORNEYS' FEES. If either party finds it necessary to employ legal counsel or to bring an action at law, at equity, or other proceeding against the other party to enforce or interpret any of the terms, covenants or conditions, the prevailing party shall be paid its costs

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and actual attorney's fees by the losing party,  including all costs incurred in mediation or arbitration. If judgment is secured by the prevailing party, then all costs and fees shall be included in that judgment which judgment shall bear interest at twelve percent per annum until paid in full.

     10. RIGHTS AND REMEDIES ARE CUMULATIVE/NO WAIVER BY HOLDER. The rights or remedies of the Holder as provided in this Note and the Security Agreement, as well as any other remedy provided at law or in equity shall be cumulative and concurrent and may be pursued singly, successfully, or together against the Maker, the property described in and encumbered by the Security Agreement, and any other funds, property or security held by the Holder for the payment hereof or otherwise at the sole discretion of the Holder. No delay or failure of Holder in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise.

     11. GOVERNING LAW. This Note shall be construed, governed by and enforced in accordance with and governed by the laws of the State of Arizona.

     12. TIME OF ESSENCE. Time is of the essence of this Note.

     13.   SEVERABILITY.   If  any   provision   of  this  Note  is  invalid  or
unenforceable, then the other provisions shall remain in full force and effect and shall be liberally construed in favor of Holder.

     14. BINDING NATURE. The provisions of this Note bind Maker and its successors and assigns and inure to the benefit of Holder and any subsequent holder of all or any portion of this Note, and their respective successors and assigns. Holder may from time to time transfer all or any part of its interest in this Note and the Security Agreement, but shall provide notice to Maker of the transfer.

     15. NOTICES. All notices, consents, approvals, waivers or other items given or required to be given by one party to the other shall be in writing; these "Notices" shall be delivered by one of these methods:

          (a) if personally delivered, then notice is effective on the next business day after receipt;

          (b) if delivered by mail, Notice is deemed given and delivered 72 hours after being deposited in any duly authorized United States mail depository, postage prepaid, registered or certified, return receipt requested;

          (c) if sent by a reputable overnight courier service (e.g., Federal Express), addressed as set forth below, the Notice shall be deemed effective on the next business day after receipt, as evidenced by the receipt obtained by the courier service; or

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          (d) if sent by  telecopier  to the phone  number  listed  below,  then
     Notice shall be deemed delivered on the next business day after receipt, as evidenced by a successful transmission report.

     All Notices shall be addressed as indicated below:

     If to Holder:         Intercell Corporation
                           c/o Paul H. Metzinger, Esq.
                           370 Seventeenth Street, Suite 3290
                           Denver, CO 80202
                           Telecopier: (303) 592-1054

    If to Maker:           Intercell Technologies Corporation
                           c/o Terry Neild
                           7201 E. Camelback, Suite 250
                           Scottsdale, AZ 85251
                           Telecopier: (602) 970-5501

     16. CONSTRUCTION. This Note shall be construed as a whole, in accordance with its fair meaning, and without regard to or taking into account any presumption or other rule of law requiring construction against the party preparing this Note.

     17. COMMERCIAL PURPOSE. The Maker hereby represents that the proceeds of the loan evidenced by this Note will be used for a commercial or business purpose.

     IN WITNESS WHEREOF, Maker executed this Note to be legally binding as of the Loan Date.

                             MAKER:

                             INTERCELL TECHNOLOGIES CORPORATION,
                             a Colorado corporation


                             By /s/ Terry W. Neild
                                ------------------------------------------------
                             Name: Terry W. Neild
                                   ---------------------------------------------
                             Title: President and Chief Executive Officer
                                    --------------------------------------------
                                    7201 E. Camelback, Suite 250
                                    Scottsdale, AZ 85251

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